Exhibit 10.69

EMPLOYMENT AGREEMENT No 52/OIII-06

Moscow	07 November 2006

Representative Office of CTC Media, Inc. (USA), hereinafter referred to as the “Employer”, represented by the Head of Representative Office Mr. Stanislav Alexandrovich Gikalo, acting pursuant to the Representative Office Statue, on one side and Ms. Anna Valerievna Poutko referred to as the “Employee”, on the other side,  collectively referred to as the “Parties” entered into this Employment Agreement, referred to as the “Agreement”, as follows:

1. Subject of the Agreement

1.1.  Subject to the terms and conditions of this Agreement, the Employer hereby agrees to employ the Employee, and the Employee hereby agrees to perform the duties of Corporate Controller in the Finance department starting form November 7, 2006.

1.2.  This Agreement regulates the rights and obligations of the Employer and the Employee

1.3.  Work hereunder shall be the primary place of employment for the Employee.

2. Term of the Agreement

2.1   The Agreement has an unlimited term and shall continue until it is terminated by one of the Parties.

3. Rights and Obligations of the Parties

3.1   The Employee shall have all rights granted under the Labor Code of Russian Federation.

3.2   The Employee shall perform the duties, as prescribed by this Agreement, job description, resolutions, orders and regulations of the Employer, and applicable law of Russian Federation.

3.3   During the term of the Agreement the Employee shall perform his duties based on this Agreement in good faith, devote all professional capacity for employment with the Employee and not render any professional services under any agreement or arrangement without concurring on that with the Employer first.

3.4   The Employee shall comply with in-house work regulations of the Employer.

3.5   The Employee shall notify the Employer immediately of any changes in his personal details, which are or may be required by the Employer in connection with the Employee’s performance of his duties (passport number, address of registration and residency, phone number, marital status, changes in last name, education, etc)

3.6   The Employee during the term of the Agreement and after its termination shall refrain from disclosing to any third parties without written consent from the Employer any confidential information which may have become known to him in the course of employment by the Employer, business documentation and any documentation containing notice “For business use only”, personal information about other employees including but not limited to information about the Employee’s compensation and compensation of other employees.

(The information that is considered proprietary represents scientific-and-technical, technological, production, finance and economic information, or any other information, including secrets of production (the know-how), as defined by the Proprietary Information Provision of the Employer, that have actual or potential commercial value in case of disclosure of such information to the third parties, and the access to which is limited by the Employer in accordance with the Proprietary Information Provision).

3.7   In case of violation of the obligations described in 3.6 herein, the Employee has the material and disciplinary implication to the point of termination of the employment in accordance with the law of Russian Federation.

3.8   Upon termination of this Agreement, the Employee shall return with no delay to the Employer any property given to the Employee for use in connection with the performance of his duties including written correspondence,  records, information stored electronically, etc.

3.9   The Employer shall:

a)     ensure such working conditions for the Employee as are necessary to enable him to perform his duties hereunder;

b)    carry out other responsibilities, as provided by the Labor Code and other applicable laws,  ensure work safety conditions, consistent with applicable work safety and health requirements;

c)     timely pay the Employee salary as set forth by this Agreement.

4. Compensation

4.1   In consideration of his services hereunder, the Employee shall receive a monthly base salary of 255881 rubles 71 kopeek (Two hundred fifty five thousand eight hundred eighty one rubles 71 kopeek). The Employer pays out the monthly salary in rubles.

4.2   The salary shall be paid not later than the 5 day after the month that such salary relates to.

4.3   If the pay day coincides with a holiday or week-end day, the salary shall be paid one day before that.

4.4   The Employer shall, acting at its own discretion, pay an annual bonus to the Employee. The amount of such annual bonus shall be determined by the Employer (Management of the Company) and in accordance with the Provision for performance based bonus.

4.5   The Employer shall make all necessary tax deductions from the Employee’s salary in accordance with the law of Russian Federation.

4.6   The compensation of the Employee can be changed in agreements of both Parties.

4.7   All travel expenses and other ordinary and necessary business expenses incurred by the Employee in connection with the performance of his duties shall be reimbursed by the Employer in accordance with applicable Russian law and Regulations and internal policies of the Employer.

5. Work and Off Work Time

5.1   The Employee shall work regular work hours (40 hours a week) in accordance with the applicable law and internal Practices and Procedures.

5.2   The Employee shall be entitled to 28 (twenty eight) calendar days of annual paid vacations.

5.3	The Employee may also take unpaid vacations of short duration. It is up to the management to determine whether such vacations and of what duration can be taken in accordance with the Russian labor law

6. Intellectual property

6.1	The Employer shall acquire exclusive rights to the product of creative and other intellectual activity of the Employee, developed as part of performance of his/her regular work duties hereunder.

7. Sick Leave Absence

7.1

If the Employee cannot work because of sickness or incident, he/she shall advise the Employer of such sickness or incident as soon as possible after commencement of the sickness, specifying the expected duration and shall submit a medical certificate (sickness certificate).

7.2	The Employee acknowledges that the delay in informing on sickness or incident may result in the sickness allowance payments being delayed for the respective number of days.

8. Social Insurance and Social Security

8.1

For the duration of this Agreement the Employee shall be entitled to medical insurance up to the amount of 300 (Three Hundred) US Dollars. The Employee may choose a more expensive medical insurance policy. If this is the case, the difference between the price of the policy and the above amount covered by the Employer shall be compensated by the Employee to the Employer. The insurance company shall be as chosen in accordance with the Employer’s policies.

9. Termination of the Agreement

9.1	This Employment Agreement may be terminated at any time by mutual agreement of the Parties.

9.2	The Employer may discharge the Employee, including before the expiry of the term of the Agreement in cases and subject to compliance with the procedure, provided under applicable law.

9.3	The Employee may terminate this Agreement upon his/her initiative before the expiry of its term, subject to at least two weeks’ notice to the Employer.

10. Miscellaneous

10.1	This Agreement represents the full agreement between the Parties as of the date thereof, and shall substitute all previous verbal agreements, which shall be null and void.

10.2	Any amendment to this Agreement shall only be effective, if made in writing and executed by both Parties.

10.3	If any dispute arises between the Parties it shall be resolved by direct negotiations between the Parties.

10.4	If the dispute between the Parties cannot be resolved, it shall be resolved in court proceedings as provided under applicable law.

10.5	The matters not directly reflected in this Agreement, but having relevance to its subject matter, shall be governed by the applicable provisions of Russian law.

10.6	The Agreement is made in Russian in two equally binding languages.

10.7	The Agreement comes into effect as from the date of signing by the Parties.

11. Probation Period

11.1	The probation period under this Agreement shall be three months.

Employer:	Employee:

Representative Office of CTC Media, Inc.

Anna Valerievna

/s/ S.A. Gikalo	S.A. Gikalo	/s/ A.V. Poutko	A.V. Poutko
Seal here

Supplementary Agreement No 1

to Employment Agreement No 52/OSH-06

dated November 7, 2006

Moscow	December 22, 2006

Representative Office of CTC Media, Inc. (USA), hereinafter referred to as the “Employer”, represented by the Head of Representative Office Mr. Stanislav Alexandrovich Gikalo, acting pursuant to the Representative Office Statue, on one side and Ms. Anna Valerievna Poutko referred to as the “Employee”, on the other side, collectively referred to as the “Parties” entered into this Supplementary Agreement to Employment Agreement No 52/OSH-06 dated November 7, 2006 as follows:

1. Sub-section 4.1. of Section 4 Compensation of the Employment Agreement shall be amended to read as follows:

“4.1. The Employer shall pay to the Employee a monthly salary in the amount of 255900 (Two hundred fifty five thousand nine hundred) rubles at such dates as set forth in the internal policies and procedures of the Employer”.

2. Sub-section 8.1 of Section Social Insurance and Social Security shall be amended to read as follows:

“8.1. For the duration of this Agreement the Employee shall be entitled to medical insurance up to the amount of 400 (Four hundred) US Dollars. The Employee may choose a more expensive medical insurance policy. If this is the case, the difference between the price of the policy and the above amount covered by the Employer shall be compensated by the Employee to the Employer. The insurance company shall be as chosen in accordance with the Employer’s policies”.

3. This Supplementary Agreement No 1 form an integral part of Employment Agreement No 52/OSH-06 dated November 7, 2006 and shall come into effect as of January 1, 2007.

4. This Supplementary Agreement No 1 is made in Moscow on December 22, 2006 in two counterparts with one for each of the parties, both counterparts being equally binding.

5. The Agreement shall remain in legal force as to its other provisions.

6. Details and signatures of the Parties:

Employer:	Employee:

Representative Office of CTC Media, Inc.	Anna Valerievna Poutko

/s/ S.A. Gikalo	S.A. Gikalo	/s/ A.V. Poutko	A.V. Poutko
Seal here

Supplementary Agreement No 2

to Employment Agreement No 52/OSH-06

dated November 7, 2006

Moscow	August 31, 2007

Representative Office of CTC Media, Inc. (USA), hereinafter referred to as the “Employer”, represented by the Head of Representative Office Mr. Stanislav Alexandrovich Gikalo, acting pursuant to the Representative Office Statue, on one side and Ms. Anna Valerievna Poutko referred to as the “Employee”, on the other side, collectively referred to as the “Parties” entered this Supplementary Agreement to Employment Agreement No 52/OSH-06 dated November 7, 2006 as follows:

1.  Sub-section 4.1. of Section 4 Compensation of the Employment Agreement shall be amended to read as follows:

“4.1. The Employer shall pay to the Employee a monthly salary in the amount of 295000 (Two hundred ninety five thousand) rubles at such dates as set forth in the internal policies and procedures of the Employer”.

2. This Supplementary Agreement No 2 form an integral part of Employment Agreement No 52/OSH-06 dated November 7, 2006 and shall come into effect as of September 1, 2007.

3. This Supplementary Agreement No 2 is made in Moscow on August 31, 2007 in two counterparts with one for each of the parties, both counterparts being equally binding.

4. The Agreement shall remain in legal force as to its other provisions

5. Details and signatures of the Parties:

Employer:	Employee:

Representative Office of CTC Media, Inc.	Anna Valerievna Poutko

/s/ S.A. Gikalo	S.A. Gikalo	/s/ A.V. Poutko	A.V. Poutko
Seal here

Supplementary Agreement No 3

to Employment Agreement No 52/OSH-06

dated November 7, 2006

Moscow	December 17, 2007

Representative Office of CTC Media, Inc. (USA), hereinafter referred to as the “Employer”, represented by the Head of Representative Office Mr. Stanislav Alexandrovich Gikalo, acting pursuant to the Representative Office Statue, on one side and Ms. Anna Valerievna Poutko referred to as the “Employee”, on the other side, collectively referred to as the “Parties” entered into this Supplementary Agreement to Employment Agreement No 52/OSH-06 dated November 7, 2006 as follows:

1. Sub-section 4.4. of Section 4 Compensation of the Employment Agreement shall be amended to read as follows:

“4.4. Bonus for the year 2007 shall be paid in the amount of 708000 (Seven hundred and eight thousand) rubles at such date as set forth in the internal policies and procedures of the Employer”.

2. This Supplementary Agreement No 2 form an integral part of Employment Agreement No 52/OSH-06 dated November 7, 2006 and shall come into effect as of December 17, 2007.

3. This Supplementary Agreement No 3 is made in Moscow on December 17, 2007 in two counterparts with one for each of the parties, both counterparts being equally binding.

4. The Agreement shall remain in legal force as to its other provisions

5. Details and signatures of the Parties:

Employer:	Employee:

Representative Office of CTC Media, Inc.	Anna Valerievna Poutko

/s/ S.A. Gikalo	S.A. Gikalo	/s/ A.V. Poutko	A.V. Poutko
Seal here

Supplementary Agreement No 4

to Employment Agreement No 52/OSH-06

dated November 7, 2006

Moscow	December 24, 2007

Representative Office of CTC Media, Inc. (USA), hereinafter referred to as the “Employer”, represented by the Head of Representative Office Mr. Stanislav Alexandrovich Gikalo, acting pursuant to the Representative Office Statue, on one side and Ms. Anna Valerievna Poutko referred to as the “Employee”, on the other side, collectively referred to as the “Parties” entered into this Supplementary Agreement to Employment Agreement No 52/OSH-06 dated November 7, 2006 as follows:

1.            Sub-section 1.1. of Section 1 Subject of the Agreement of the Employment Agreement shall be amended to read as follows:: “1.1 Subject to the terms of this Agreement the Employer shall transfer the Employee and the Employee agrees to work in the capacity of Chief Accounting Officer effective January 1, 2008”.

2.            Sub-section 4.1. of Section 4 Compensation of the Employment Agreement shall be amended to read as follows:

“4.1. The Employer shall pay to the Employee a monthly salary in the amount of 324500 (Three hundred twenty four thousand five hundred) rubles at such dates as set forth in the internal policies and procedures of the Employer”.

3.            Sub-section 4.2. of Section 4 Compensation of the Employment Agreement shall be amended to read as follows:

“4.2. The Employer shall pay the salary to the Employee twice a month. The dates designated for payment are:

- 20th day of each month – 40% of the salary is to be paid;

- 5th day of the month following the current month – final settlement for the month” .

Sub-section 8.1 of Section Social Insurance and Social Security shall be amended to read as follows:

“8.1. For the duration of this Agreement the Employee shall be entitled to medical insurance up to the amount of 10,500 (Ten thousand five hundred) rubles a year. The Employee may choose a more expensive medical insurance policy. If this is the case, the difference between the price of the policy and the above amount covered by the Employer shall be compensated by the Employee to the Employer. The insurance company shall be as chosen in accordance with the Employer’s policies”

4.            This Supplementary Agreement No 4 form an integral part of Employment Agreement No 52/OSH-06 dated November 7, 2006 and shall come into effect as of January 1, 2008.

5.            This Supplementary Agreement No 4 is made in Moscow on December 24, 2007 in two counterparts with one for each of the parties, both counterparts being equally binding.

6.            The Agreement shall remain in legal force as to its other provisions.

7.            Details and signatures of the Parties:

Employer:	Employee:

Representative Office of CTC Media, Inc.	Anna Valerievna Poutko

/s/ S.A. Gikalo	S.A. Gikalo	/s/ A.V. Poutko	A.V. Poutko
Seal here